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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

JAGUAR HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36714 (Commission File Number)	46-2956775 (IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

Registrant's telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

 Explanatory Note

        On August 1, 2017, Jaguar Health, Inc. (f/k/a Jaguar Animal Health, Inc.) (the "Company") filed a Current Report on Form 8-K (the "Original 8-K") announcing that on July 31, 2017, the Company completed its merger (the "Merger") with Napo Pharmaceuticals, Inc. ("Napo") pursuant to the Agreement and Plan of Merger dated March 31, 2017 by and among Jaguar, Napo, Napo Acquisition Corporation and Napo's representative (the "Merger Agreement") and stating, among other things, that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment within 71 days after the date on which the Original 8-K was required to be filed.

        This Current Report on Form 8-K amends the Original 8-K to provide the financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b). In addition, we hereby amend Item 8.01 of the Original Form 8-K to include the Management Discussion and Analysis of Financial Condition and Results of Operations of Napo for the three months ended March 31, 2017 and March 31, 2016 and the years ended December 31, 2016 and December 31, 2015. Except as set forth in Item 8.01 and Item 9.01 below, no other changes are being made to the Original Form 8-K.

Item 8.01    Other Events.

        In connection with the completion of the Merger, the Company is providing the Management Discussion and Analysis of Financial Condition and Results of Operations of Napo for the three months ended March 31, 2017 and March 31, 2016 and the years ended December 31, 2016 and December 31, 2015, which is filed as Exhibit 99.4 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

        (a)   Financial Statements of Businesses Acquired.

        The financial statements of Napo required by this Item 9.01(a) for the three months ended March 31, 2017 and the fiscal years ended December 31, 2016 and 2015 are filed as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

        (b)   Pro Forma Financial Information.

        The pro forma financial information of the Company required by this Item 9.01(b) for the fiscal year ended December 31, 2016 and for the three months ended March 31, 2017, giving effect to the Merger, is filed as Exhibit 99.3 and incorporated herein by reference.

        (d)   Exhibits

Exhibit No.	Description
23.1	Consent of Macias Gini & O'Connell LLP, independent auditor for Napo Pharmaceuticals, Inc.
99.1	Unaudited financial statements of Napo Pharmaceuticals, Inc. as of March 31, 2017 and for the three months ended March 31, 2017 and 2016
99.2	Audited financial statements of Napo Pharmaceuticals, Inc. as of and for the years ended December 31, 2016 and December 31, 2015
99.3	Unaudited pro forma financial statements of Jaguar Health, Inc. (formerly Jaguar Animal Health, Inc.)
99.4
Management Discussion and Analysis of Financial Condition and Results of Operations of Napo for the three months ended March 31, 2017 and 2016 and the years ended December 31, 2016 and December 31, 2015.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.
Date: August 4, 2017	By:	/s/ KAREN S. WRIGHT
		Name:	Karen S. Wright
		Title:	Chief Financial Officer

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Explanatory Note
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES